The date of this supplement is March 1, 2003.

C13-041 3/1/03

T. Rowe Price California Tax-Free Income Trust

California Tax-Free Bond Fund

California Tax-Free Money Fund

T. Rowe Price State Tax-Free Income Trust

New York Tax-Free Money Fund

Maryland Tax-Free Money Fund

Supplement to prospectuses dated July 1, 2002

Effective March 1, 2003, footnote (a) to Table 2 of the prospectuses will be replaced with the following to reflect the extension of each fund`s expense ratio limitation:

California Tax-Free Money and New York Tax-Free Money Funds

aEffective March 1, 2003, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through June 30, 2005, to the extent such fees or expenses would cause the ratio of expenses to average net assets to exceed 0.55%. Subject to shareholder approval, fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund`s expense ratio is below 0.55%; however, no reimbursement will be made after June 30, 2007, or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund. The fund operated under previous expense limitations for which T. Rowe Price may be reimbursed.

Maryland Tax-Free Money Fund

aTo limit the funds` expenses, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through February 28, 2003 (Short-Term Tax-Free Bond) or June 30, 2005 (Tax-Free Money), to the extent such fees or expenses would cause the funds` ratios of expenses to average net assets to exceed 0.55% (Tax-Free Money) or 0.60% (Short-Term Tax-Free Bond). Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the funds` expense ratios are below the applicable limit; however, no reimbursement will be made after February 28, 2005 (Short-Term Tax-Free Bond) or June 30, 2005 (Tax-Free Money), or if it would result in the expense ratio exceeding the applicable limit. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund. The funds operated under previous expense limitations for which T. Rowe Price may be reimbursed.

California Tax-Free Bond Fund

Effective March 1, 2003, the Portfolio Management paragraph on page 22 of the fund`s prospectus dated July 1, 2002 is updated to reflect the following change:

Konstantine B. Mallas was appointed chairman of the fund in 2003. He joined T. Rowe Price in 1987 and has been managing investments since 1994.